As filed with the Securities and Exchange Commission on April 25, 2019
Registration Nos. 333-203855; 811-23054
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 5     (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 15 (X)
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Name of Depositor)
489 Fifth Ave., 28th Floor
New York, New York 10017
(Address of Depositor’s Principal Executive Offices)
(800) 537-2033
(Depositor’s Telephone Number)
Andra S. Bolotin
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company of New York
489 Fifth Ave., 28th Floor
New York, New York 10017
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2019, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in separate account under individual flexible premium deferred variable annuity contract

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company of New York
Internet Availability of Portfolio Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Covered Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting our Administrative Offices at (866) 317-6586.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting our Administrative Offices at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all Covered Funds available under your Contract.
Overview
This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, an individual flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company of New York (“we,” “us” or “Great-West”), that is designed for purchase by owners of Individual Retirement Accounts (“IRAs”). The Contract offers investment divisions (“Variable Accounts”) that invest in shares of an individual series of the Great-West SecureFoundation® funds (each a “Covered Fund”) and whose value is based on the investment performance of the corresponding Covered Fund. GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. Each of the Covered Funds is managed by Great- West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Funds.
Interests in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except in connection with a DRO as described in this Prospectus.
Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with IRAs arises under specific provisions of the Internal Revenue Code (the “Code”). Therefore, you should not purchase the Contract for the purpose of obtaining tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.
Payment Options
The Contract contains a GLWB that will pay guaranteed income for the life of a designated person based on your investment in one or more Covered Funds, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Funds. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Funds via a method that is not part of the GLWB, the GLWB will terminate.
Allocating Your Money
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You can allocate your Contributions to several Variable Accounts that invest all of their assets in one of the corresponding Covered Funds. The following is a list of each Covered Fund:
Great-West SecureFoundation® Balanced Fund
Great-West SecureFoundation® Lifetime 2020 Fund
Great-West SecureFoundation® Lifetime 2025 Fund
Great-West SecureFoundation® Lifetime 2030 Fund
Great-West SecureFoundation® Lifetime 2035 Fund
Great-West SecureFoundation® Lifetime 2040 Fund
Great-West SecureFoundation® Lifetime 2045 Fund
Great-West SecureFoundation® Lifetime 2050 Fund
Great-West SecureFoundation® Lifetime 2055 Fund
Great-West SecureFoundation® Lifetime 2060 Fund
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information (the “SAI”) dated May 1, 2019, which has been filed with the SEC. The SAI is incorporated by reference as a matter of law into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (866) 317-6586. You may also obtain the Prospectus, material incorporated by reference, and other information regarding Great-West by visiting the SEC’s website at www.sec.gov.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The Contract may not be available in all states, at all times.
The date of this Prospectus is May 1, 2019.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Definitions
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your Contract Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Great-West may be reached at the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base is established, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.
Contract: An agreement between Great-West and the Contractowner providing an individual flexible premium variable deferred annuity.
Contractowner: The directed trustee or directed custodian holding this Contract under an IRA for the exclusive benefit of the IRA Owner and beneficiaries. All references to the life, age, death, or Spouse of the Contractowner refer to the life, age, death, or Spouse of the IRA Owner. In addition, unless otherwise indicated, all notices to the Contractowner will be sent to the IRA Owner, and all actions taken by the Contractowner will be taken by the IRA Owner. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner. Great-West Trust Company, LLC, an affiliate of Great-West that provides custodial and trustee services, may provide such services to IRA Owners, which could subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the IRA custodian or trustee.
Contractowner Account: A separate record in the name of each Contractowner which reflects his or her share in the Variable Accounts.
Contract Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values.
Contribution(s): Amounts received by Great-West under the Contract and allocated to the Variable Accounts.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Funds and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the IRA Owner’s Spouse and the sole designated beneficiary under the Contract.
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Domestic Relations Order (DRO): An order issued due to divorce or legal separation proceedings that awards all or any part of the IRA to a former Spouse of the IRA Owner.
Election Date: The date on which the Contractowner, former Spouse, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.
Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund(s) during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Great-West’s assets other than those held in any segregated investment account, including the Separate Account.
GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Lifetime Funds. It is the later of the Election Date or the first Business Day of the year that is ten years before the year stated in the name of the Great-West SecureFoundation® Lifetime Fund.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have received the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, the Contractowner may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The Contractowner will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the Contractowner, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the Contractowner may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
IRA Owner: The individual owner of the IRA under which this Contract is held. The IRA Owner must be the annuitant. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner.
Payee: A person entitled to receive all or a portion of the Contract Value.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.
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Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the Contractowner.
Ratchet Date: During the Accumulation Phase and the Withdrawal Phase, the day each year when the Benefit Base is evaluated and increased to reflect positive Covered Fund performance. During the Accumulation Phase, the Ratchet Date is the anniversary of the day the Benefit Base is established. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.
Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the Contractowner.
Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the Contract Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another IRA investment option.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Contract Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Accounts: Divisions of the Separate Account, one for each Covered Fund. Each Variable Account has its own Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.
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Fee Tables
The following tables describe the fees and expenses that you, as the Contractowner, will pay under the Contract. The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender, or Transfer cash value between investment options. State Premium Tax may also be deducted.
CONTRACTOWNER TRANSACTION EXPENSES
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Contract Termination Charge	None
Transfer Fee	None
The next table describes the maximum and current fees and expenses that you will pay periodically during the time that you own the Contract, not including Covered Fund fees and expenses.
	Maximum Fee	Current Fee
Contract Maintenance Charge[1]	$100.00	$0.00
Separate Account Annual Expenses (as a percentage of average Contract Value)
Variable Asset Charge	1.00%	0.00%
Guarantee Benefit Fee (as a percentage of Covered Fund Value) [2]	1.50%	0.90%
Total Separate Account Annual Expenses including Guarantee Benefit Fee	2.50%	0.90%
The next item shows the minimum and maximum total operating expenses charged by the Covered Funds for the year ended December 31, 2018. Expenses may be higher or lower in the future. More detail concerning the fees and expenses of each Covered Fund is contained in the Covered Fund prospectus.
Total Annual Covered Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.88%	0.94%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner maximum transaction expenses, Contract fees, Separate Account annual expenses, and Covered Fund fees and expenses.
The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

[1]	Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.

[2]	You will pay the Guarantee Benefit Fee separately on each Covered Fund Value after the Benefit Base is established with respect to the Covered Fund. The Benefit Base for the Great-West SecureFoundation® Lifetime Funds may be established after your Election Date. The Guarantee Benefit Fee information is found under the section “The Guaranteed Lifetime Withdrawal Benefit.”
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(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$435.00	$1,311.00	$2,195.00	$4,439.00
(2) If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$435.00	$1,311.00	$2,195.00	$4,439.00
Condensed Financial Information
As of December 31, 2018, no Contract had yet been issued. Accordingly, historical information about the value of the units we use to measure your Covered Fund Value is not yet available.
Great-West Life & Annuity Insurance Company of New York
Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York) is a stock life insurance company incorporated under the laws of the state of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.
We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc., a holding company. Great-West Lifeco, Inc. is a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, GWL&A announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions. The Group Contract will not be impacted by the transaction.
Financial Condition of the Company
The benefits under the Contract are paid by Great-West from its General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your Contract Value. Your Contract Value constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
We issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from our assets in the General Account.
Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contractowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
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State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contractowners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 317-6586. In addition, the SAI is available on the SEC’s website at www.sec.gov.
Separate Account
Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve supervision of the Separate Account or Great-West by the SEC.
We do not guarantee the investment performance of the Variable Accounts. Your Contract Value allocated to the Variable Accounts and the amount of the Installments depend on the investment performance of the Covered Funds. Thus, you bear the full investment risk for all Contributions allocated to the Variable Accounts.
Your Contributions under the Contract (including investments in the Covered Funds) are held in the Separate Account. The Separate Account is divided into Variable Accounts. Each Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The Variable Accounts available to you will depend on the terms of the Contract.
If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.
The income, gains, or losses of each Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under New York law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.
The SEC does not supervise the management or the investment practices and policies of any of the Covered Funds.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering one or more existing Covered Funds, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify you whenever any Covered Funds are to be changed. If we cease offering one or more Covered Fund(s), we will offer new fund(s) as replacement Covered Fund(s). The new Covered Fund may have higher fees and charges and different investment objectives than the eliminated Covered Funds. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
Great-West reserves the following rights with respect to the Separate Account:
•	to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•	to deregister the Separate Account under the 1940 Act;
•	to add Variable Accounts that invest in investment portfolios suitable for the Contract;
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•	to eliminate Variable Accounts;
•	to close certain Variable Accounts to new allocations of Contributions or Transfers;
•	to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•	to combine the Separate Account with one or more different segregated investment accounts established by Great-West;
•	to combine Variable Accounts, or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;
•	to endorse the Contract to reflect changes to the Separate Account and the Variable Accounts;
•	subject to compliance with applicable law, to add, remove, or substitute Covered Funds. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited;
•	subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•	to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Great-West will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Great- West.
The Covered Funds
Each of the Covered Funds is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because your Benefit Base will reset only when your Covered Fund Value is higher than your Benefit Base. We took into account the Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. In addition, each Covered Fund is a fund of funds, which means you will pay fees at both fund levels, which may reduce your investment return. Only Class L shares of the Covered Funds are available under the Contract.
The Covered Funds have the following investment objectives. There is no guarantee that any of the Covered Funds will achieve its investment objective.
The investment objective of the Great-West SecureFoundation® Balanced Fund is to seek long-term capital appreciation and income.
The Great-West SecureFoundation® Lifetime Funds are target date funds, which are managed to hold a more conservative mix of assets as the date in the fund name (the “Target Date”) approaches:
Great-West SecureFoundation® Lifetime 2020 Fund
Great-West SecureFoundation® Lifetime 2025 Fund
Great-West SecureFoundation® Lifetime 2030 Fund
Great-West SecureFoundation® Lifetime 2035 Fund
Great-West SecureFoundation® Lifetime 2040 Fund
Great-West SecureFoundation® Lifetime 2045 Fund
Great-West SecureFoundation® Lifetime 2050 Fund
Great-West SecureFoundation® Lifetime 2055 Fund
Great-West SecureFoundation® Lifetime 2060 Fund
The objective of each Great-West SecureFoundation® Lifetime Fund is to seek long-term capital appreciation and income consistent with its current asset allocation. The mix of assets held by each Great-West SecureFoundation® Lifetime Fund becomes more conservative until 10 years before the Target Date after which the Great-West SecureFoundation® Lifetime Fund will invest 50% to 70% of its assets in equity funds and 30% to 50% of its assets in bond funds.
Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives.
Reinvestment and Redemption
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All dividend distributions and capital gains made by a Covered Fund will be automatically reinvested in shares of that Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Funds that is paid out of administrative service fees and 12b-1 fees that are deducted from Covered Fund assets.
Where to Find more Information About the Covered Funds
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com.
Selection of Underlying Funds
Great-West selects the Covered Funds offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West periodically reviews the Covered Funds and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of Contract Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations.
You are responsible for choosing the Covered Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
In making your Variable Account selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Covered Funds including each Covered Fund’s prospectus, statement of additional information and annual and semi- annual reports. After you select Covered Funds for your initial Contribution, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your Contract Value resulting from the performance of the Covered Funds you have chosen.
We do not recommend or endorse any particular Covered Fund and we do not provide investment advice.
The Contract
The Contract is available for purchase by individuals through an IRA.
Purchasing the Contract
You may acquire a Contract by completing and sending to us a Contract application and your initial Contribution. After we approve the application, we will issue your Contract. If your Contract application is complete, we will allocate your initial Contribution to the Variable Accounts according to the instructions you provide in your application within two Business Days of receiving the application at our Administrative Offices. If your application is incomplete, we will contact you to obtain the missing information. If your Contract application remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a Contract application within five Business Days of our receipt of the incomplete application, we will allocate your initial Contribution within two Business Days of the application’s completion in accordance with your allocation instructions.
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Contributions
There is no minimum amount or number of Contributions. The maximum amount of annual contributions is limited by the Code.
Subsequent Contributions
Great-West will allocate your subsequent Contributions according to the allocation instructions you provided in your Contract application. Great-West will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Great-West reserves the right, after providing advance written notice to Contractowners, to refuse any Contribution. Any Contribution that causes a Contract Value to exceed $5 million may require Great-West’s prior approval.
You will receive a statement of your Contract Value no less frequently than annually. You may also review your Contract Value through KeyTalk® or via the Internet.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great- West receives your completed application form. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your Contract Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, your interest in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
Contract Value
Your Contract Value is the sum of your interest in the Variable Accounts, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to a Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to a Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for each Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a)	is the net result of:
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(i)	the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii)	the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii)	a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and
(b)	is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)	is an amount representing the Variable Asset Charge deducted from each Variable Account on a daily basis. This amount will vary, depending upon the Group Contractowner’s Schedule of Terms and Fees.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your Contract Value will reflect the investment performance of the selected Variable Account(s) which in turn reflect the investment performance of the corresponding Covered Fund(s), which we factor in by using the Net Investment Factor.
Changes to the Contract
Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners of any changes that affect their Contract.
The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the Contract Value equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to you for the rest of your life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse and the sole beneficiary of the Contractowner.
The GLWB provides two basic protections to Contractowners who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the Contractowner from:
•	longevity risk, which is the risk that the Contractowner will outlive the assets invested in the Covered Fund; and
•	income volatility risk, which is the risk of downward fluctuations in the Contractowner’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the Contract will retain a certain value or that the value of the Covered Fund or the Contract will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Funds and regardless of how long the Contractowner lives, the Contractowner will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the Contractowner’s goals, the achievement of that goal is not guaranteed by the GLWB.
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The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to pay Installments only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a Contractowner may withdraw each year to GAWs. A Contractowner who needs to take Excess Withdrawals may not receive the full benefit of the GLWB.
If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
You should discuss your investment strategy and risk tolerance with your financial advisor before purchasing the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement.
Any payments we are required to make under the GLWB that exceed your Contract Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, your receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated separately for your Contract Value allocated to different Covered Funds. As described in more detail below, the date that your GLWB begins to accrue and you start paying the Guarantee Benefit Fee will vary among the Covered Funds. In addition, you may be in different GLWB phases with respect to different Covered Funds at the same time. For instance, you may elect to start GAWs with respect to one Covered Fund before you make the election with respect to another Covered Fund. Similarly, you may be in the Settlement Phase with respect to a Covered Fund in which your Covered Fund Value has declined to zero while you still have positive Covered Fund Value in another Covered Fund.
Another consequence of calculating the GLWB separately for Contract Value allocated to different Covered Funds is that a Transfer between Covered Funds will result in a withdrawal from the old Covered Fund and a Contribution to the new Covered Fund. Like all withdrawals under the Contract, a withdrawal from a Covered Fund may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•	The maximum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.50%;
•	The minimum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.70%;
•	The current Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.90%.
You will pay the Guarantee Benefit Fee separately for each Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. This date may vary depending on the Covered Fund to which you allocate your Contract Value. For the Great-West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate Contract Value to the Variable Account that invests in the fund). For the Great-West SecureFoundation® Lifetime funds (each a “Lifetime Fund”), we begin to charge the Guarantee Benefit Fee either on your Election Date or on the first Business Day of the year that is ten years before the Target Date of the Lifetime Fund, whichever is later.
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon sixty (60) days prior written notice. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, investment income, mortality, morbidity, persistency, and expense. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.
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How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, you may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although Excess Withdrawals will reduce the amount of the Benefit Base under the Contract). You are responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the Contractowner (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the Contractowner may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1⁄2 may result in certain tax penalties.
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the Contractowner (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the Contractowner (and the surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the Contractowner invests. You may not make additional Contributions after the Settlement Phase begins.
Cancellation of the GLWB
The GLWB is cancelled when the Covered Fund Value and Benefit Base are reduced to zero before the Settlement Phase as a result of one or more Excess Withdrawals. If the GLWB is cancelled, the Benefit Base, GAW, and any other benefit under the GLWB shall terminate.
Numerical Example Where GLWB Is NOT Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $49,500
Covered Fund Value after Excess Withdrawal = $50,000 - $49,500 = $500
Covered Fund Value adjustment = $500/$50,000 = 0.01
Adjusted Benefit Base = $100,000 x 0.01 = $1,000
New GAW Installment amount = $1,000 * 5% = $50
Numerical Example Where GLWB Is Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $50,000 = $0
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Covered Fund Value adjustment = $0/$50,000 = 0
Adjusted Benefit Base = $100,000 x 0 = $0
So, as the Benefit Base is depleted, the GLWB is cancelled.
Termination of the GLWB
The GLWB will automatically terminate as provided in the Contract for reasons including, but not limited to, those set forth below:
•	on the Annuity Commencement Date;
•	upon death of the single Covered Person if there is no surviving Covered Person or, if there are joint Covered Persons, the death of the second to die if the second Covered Person continues the Contract;
•	subject to any applicable grace period, if Great-West does not receive the Guarantee Benefit Fee on the date the fee is due;
•	if a Covered Fund is discontinued or otherwise removed and the Contractowner after receiving notice does not agree to Transfer such Covered Fund Value to a comparable Covered Fund currently made available by Great-West within 60 days; and
•	if the Owner terminates the Contract and the Covered Person is not in the Settlement Phase.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which as discussed in the Guarantee Benefit Fee section of this Prospectus, will vary depending on the Covered Fund to which you allocate your Contract Value. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The Contractowner’s Benefit Base and Covered Fund Value may not be equal to one another. In the event of a distribution from a retirement plan in which the Contractowner was invested in a Great-West approved GLWB, the Contractowner may be able to restore his or her Benefit Base established in such retirement plan by rolling over the proceeds from the distribution directly into the Contract.
Each Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base for any Lifetime Fund is established on the GLWB Trigger Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
In the event of a distribution from a tax-deferred retirement plan established under Section 401(a), 403(a), 403(b), or governmental 457 (b) of the Code (each a “tax-deferred retirement plan”), under which the IRA Owner was invested in a Great-West approved GLWB benefit, the IRA Owner can proportionately restore his or her Benefit Base established in such a tax-deferred retirement plan by rolling over those eligible proceeds directly into an IRA and the Contract. Additionally, if an IRA Owner was invested in another contract with a Great-West approved GLWB benefit under an IRA or an individual retirement annuity, the IRA Owner can convert the IRA Owner’s Benefit Base under such contract and restore the respective Benefit Base under the Contract by transferring the proceeds directly into the Contract as permitted under the Code.
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If a Benefit Base is restored under the Contract, the IRA Owner will be subject to all elections made under the prior contract and will be placed in the same “phase” under the Contract. In order to restore a Benefit Base under the Contract, the IRA Owner must (i) invest the covered fund proceeds under the old contract in comparable Covered Fund(s) in the Contract; and (ii) submit a request, in Good Order, to restore the Benefit Base.
After the initial Benefit Base is established:
•	We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time you make a Contribution to the Covered Fund.
•	We decrease the Covered Fund’s Benefit Base on a proportionate basis each time you make an Excess Withdrawal from the Covered Fund. (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•	On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•	The Benefit Base is used only for purposes of calculating your Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•	It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•	During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time you make a Contribution or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•	The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your Contractowner Account
You may make additional Contributions at any time during the Accumulation Phase. Subject to the requirements of federal tax law, additional Contributions may be made by cash deposit, transfers from other IRAs, or rollovers from certain retirement accounts. All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for each Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund and any Lifetime Fund whose target date was no more than 10 years from your Election Date, the Ratchet Date will be the anniversary of your Election Date. With respect to all other Lifetime Funds, once the GLWB begins to accrue for a Lifetime Fund in which you are invested, the Ratchet Date associated with the Lifetime Fund will occur on the first day of the year. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the Contractowner’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Funds will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limits or minimum required distributions under the Code, and including Transfers from one Covered Fund to another Covered Fund.
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You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect your future benefits under the GLWB. In the event you decide to take an Excess Withdrawal, as discussed below, the Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000 Covered
Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Transfers
Transfers of Contract Value between Variable Accounts that invest in Covered Funds or to other IRA investments are treated as withdrawals -- which during the Accumulation Phase are all treated as Excess Withdrawals -- from the Covered Funds from which the Transfers are taken and Contributions to the Covered Funds to which the Transfers are made. In the event of an Excess Withdrawal, the amount deducted from the Benefit Base of the Covered Fund from which the Transfer is taken may be more than the addition to the Benefit Base of the Covered Fund to which the Transfer is made. In the example of the Excess Withdrawal of $10,000.00 provided above, the reduction of the Benefit Base is $20,000.00. If the $10,000.00 were Transferred to another Covered Fund, the Transfer would result in only a $10,000.00 addition to the Benefit Base of the Covered Fund receiving the Transfer. A Contractowner who Transfers Contract Value out of a Covered Fund is prohibited from making any Transfer into the same Covered Fund for period of at least ninety (90) calendar days.
Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Contractowners.
Death During the Accumulation Phase
If the Contractowner dies during the Accumulation Phase, then the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the beneficiary’s election. A beneficiary that is the Spouse of the Contractowner may roll over the Contract Value to an individual retirement account or annuity that offers a Great-West approved GLWB feature, if available. In this situation, the individual retirement account or annuity will not restore the Contractowner’s Benefit Base, but will establish a new Benefit Base calculated by reference to the Contract Value allocated to each Covered Fund.
If the Contractowner dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the Contractowner dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the Contractowner’s death.
As required by Section 72 of the Code, distributions must be made from the Contract upon the death of the Contractowner. For this purpose, where the Contractowner is a non-natural person, the death of the IRA Owner will be treated as the death of the Contractowner.
•	If the Contractowner dies before the annuity starting date, all amounts under the Contract must be distributed within five years of the Contractowner’s death unless the beneficiary chooses to begin payments over the beneficiary’s life or life expectancy beginning within one year of the Contractowner’s death. Alternatively, a surviving Spouse may elect to treat the Contract as his or her own.
•	If a Contractowner dies after the annuity starting date, payments must continue to be made at least as rapidly as during the Contractowner’s life.
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The Withdrawal Phase
The Withdrawal Phase begins when the Contractowner elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55. Distributions prior to age 59 1⁄2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s).
In order to initiate the Withdrawal Phase, the Contractowner must submit a written Request to Great-West.
Any distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s), we will determine the amount of the GAW.
Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The Ratchet Date will be the anniversary of Initial Installment Date for all the Covered Funds, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your Contract Value on a dollar- for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
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Sole Covered Person	Joint Covered Person
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the Contractowner elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The Contractowner may elect to receive installments on the following intervals:
(a)	Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)	Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)	Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)	Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the Contractowner may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a lump sum distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a lump sum distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
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Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your Contract Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the Contractowner. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your Contract Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a distribution or Transfer (when combined with Installments and all other distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
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If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of Contract Value that is invested in the Covered Funds, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. If you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.
If a Contractowner Requests a distribution or Transfer over the telephone, Great-West will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a Contractowner makes a Request in writing, Great-West will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•	Total IRA account value = $100,000
•	Covered Fund Value = $50,000 (50% of total account value)
•	IRA account value held in other investments = $50,000 (50% of total account value)
•	GAW = $2,500
•	Total RMD attributable to the IRA = $3,000
•	RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the Contractowner may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the Contractowner would need to take the remaining $500 RMD from the Contractowner’s other assets in the IRA.
RMD Numerical Example #2:
•	Total IRA account value = $100,000
•	Covered Fund Value = $50,000 (50% of total account value)
•	IRA account value held in other investments = $50,000 (50% of total account value)
•	GAW = $2,500
•	Total RMD attributable to the IRA = $6,200
•	RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
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Under these circumstances, the Contractowner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Contractowner would need to withdraw the remaining $3,100 from other assets in the IRA.
You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Great-West as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
Death During the Withdrawal Phase
If the Contractowner Dies After the Initial Installment Date as a Sole Covered Person.
If the Contractowner dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining Contract Value shall be distributed in accordance with the Code and the terms of the Contract. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the Contractowner Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the Contractowner’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the Contractowner’s original election until his or her death, if permitted by the Code. Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the terms of the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available.
Any election made by the beneficiary or Covered Person is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the Contractowner. During the Withdrawal Phase, the GAWs are made from the Contract Value.
Installments continue for the life of the Contractowner (and the surviving Covered Person, if any) under the terms of the GLWB, but the Contractowner will have no other rights or benefits under the Contract with respect to the GLWB associated with that particular Covered Fund. The Contractowner may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
You will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if you had been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no payments will be made to the beneficiary.
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Divorce Provisions Under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable DRO. A DRO is a domestic relations order that creates or recognizes the existence of a former Spouse’s right to receive all or a portion of the benefits payable with respect to a Contractowner. A DRO may also assign a former Spouse the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the DRO, the benefits of the GLWB will be altered to comply with the DRO. The former Spouse under the DRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the former Spouse are irrevocable. To the extent that a former Spouse becomes a Contractowner, he or she will be subject to all terms and conditions of the Contract and the Code.
During the Accumulation Phase
Great-West will make payments to the former Spouse and/or enter into a new Contract with the former Spouse named in a DRO approved during the Accumulation Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
A former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base equal to the current Covered Fund Value on the date he or she enters into a new Contract. If a former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs in accordance with this Contract, the former Spouse will become the single Covered Person and will be subject to the Code. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
During the Withdrawal Phase
Great-West will make payment to the former Spouse or enter into a new Contract with the former Spouse named in a DRO approved during the Withdrawal Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split.
The former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase that equals the Covered Fund Value on the date he or she enters into a new Contract. If the former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will become the single Covered Person, subject to the requirements of the Contract and the Code. The former Spouse cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the Contractowner cannot select a new joint Covered Person. If there is no DRO, the Contractowner will continue to receive the GAWs for his or her life but GAWs will not continue for the former Spouse’s life because the former Spouse will no longer qualify as a Covered Person.
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The former Spouse may elect to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date he or she enters into a new Contract. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the former Spouse. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
During the Settlement Phase
If a Request in connection with a DRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the DRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Contractowner elects to annuitize Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Contract Value among the Variable Accounts or to other IRA investments by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the old Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•	the amounts being Transferred;
•	the Variable Accounts from which the Transfer is to be made; and
•	the Variable Accounts or the other IRA investment that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make among the Variable Accounts or IRA investments each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Transfers among the Variable Accounts may also be subject to terms and conditions imposed by the Covered Funds. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
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Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contractowners in the underlying Covered Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses because excessive trading may force the Covered Funds to trade shares of the underlying funds in which they invest more frequently, which would increase the Covered Fund’s acquired fund fees and expenses.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Contractowners. As part of those procedures, the Covered Funds have instructed us to perform standardized trade monitoring and request reports of the Contractowner’s trading activity if prohibited trading is suspected. If a Contractowner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Covered Fund, Great-West will notify the Contractowner that a trading restriction will be implemented if the Contractowner does not cease the prohibited trading.
If a Covered Fund determines, or we determine based on the applicable Covered Fund’s definition of prohibited trading, that the Contractowner continues to engage in prohibited trading, we will restrict the Contractowner from making Transfers into the identified Covered Fund(s) for the period of time specified by the Covered Fund(s). Restricted Contractowners will be permitted to make Transfers out of the identified Covered Fund(s) to other available Covered Fund(s). When the Covered Fund’s restriction period has been met, the Contractowner will automatically be allowed to resume Transfers into the identified Covered Fund(s).
We endeavor to ensure that our procedures are uniformly and consistently applied to all Contractowners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Contractowners whereby we permit prohibited trading.
The Covered Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Covered Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Covered Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. Contractowners should also be aware that we are legally obligated to provide (at the Covered Funds’ request) information about each amount you cause to be deposited into an Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific Contractowners who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with any Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Covered Fund or directing any Transfers or other exchanges involving that Covered Fund. You should review and comply with each Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Funds’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Contractowners engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Funds are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contractowner’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Covered Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Funds will not be harmed by
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Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Funds.
Charges and Deductions
Your Contract may offer a grace period following the due date for remittance to Great-West of payments for charges and deductions. During such grace period, if applicable, the Contract will remain in force. Consult your Contract for details regarding applicable grace periods.
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average Contract Value to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the operation of the Net Investment Factor described in the section titled, Contract Value, above.
We may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of the Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your Contract Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Election Date. The deduction will be pro-rated among the Covered Funds in which you invest.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from Contract Values when the tax is due. We will give notice to all Contractowners prior to the imposition of any such deductions from the Contract Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Contractowner, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Other Taxes
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Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Funds
The net asset value of the Covered Funds reflects the deduction of the Covered Funds’ fees and deductions, which are described in the prospectus for the respective Covered Fund. You bear these costs indirectly when you allocate to a Variable Account. In addition, one or more of the Covered Funds may impose special transaction fees, such as redemption fees, based on Contractowner activity. If a Covered Fund imposes such a fee, that fee will be deducted from the Contract Value.
Custodian or Trustee Service Charges and Fees
The custodian or trustee of the IRA may separately assess charges and fees as part of the services related to offering the IRA. If applicable, those charges and fees are deducted from assets in the IRA, which may include your Contract Value. Charges and fees for these services are described in the agreement between the IRA Owner and the trustee or custodian.
Annuity Payment Options
You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. All or a portion of the Contract Value may be applied to an annuity payment option selected by the Contractowner.
You can choose from the annuity payment options described below and any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the Contract Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your Contract Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Contract Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Contract Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Other annuity payment options acceptable to Great-West may be offered. Please contact your GWFS representative to determine the annuity payment options available under your Contract.
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Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular Contractowner. It does not address the consequences, if any, of holding a Contract or GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. You should consult your own tax advisor regarding the potential tax implications of purchasing a Contract or GLWB in light of your particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your Contractowner Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
IRAs
This Contract may be held by a traditional IRA, as defined in Section 408(a) of the Code, or a Roth IRA, as defined in Section 408A of the Code. IRAs permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includable in the individual’s gross income for the year. The contributions to a traditional IRA may be deductible in whole or in part, depending on the individual’s income. Certain distributions from retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. No attempt is made here to provide more than general information about the use of the Contract in connection with an IRA.
Distributions under the Contract may be paid to the IRA, if permitted under the terms of the IRA, or directly to you. Distributions paid to the IRA are not in and of themselves taxable. In the case of distributions from an IRA to you, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis (if any) to your total accrued benefit under the IRA. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from IRAs. To the extent amounts are not includable in gross income because they have been properly rolled over to another IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which you reach age 59 1⁄2; (b) distributions following your death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of your and your designated beneficiary; and (d) certain other distributions specified in the Code.
Generally, distributions from a traditional IRA must commence no later than April 1 of the calendar year following the year in which the individual attains age 70 1⁄2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to both traditional and Roth IRAs upon the death of the IRA Owner. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed. Distributions from IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover of a distribution from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct transfers from one IRA to another or conversions from a traditional to a Roth IRA.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB
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If your Spouse is a joint Covered Person, your Spouse must be the sole beneficiary under the Contract.
Traditional IRAs are subject to RMD rules; if you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. Withdrawals during the Withdrawal Phase from your Covered Fund Value taken to meet RMD requirements, in the proportion of your Covered Fund Value to your overall IRA balance (and not taking into account any other IRAs you own), will be deemed to be within the contract limits for your Contract and will not be treated as Excess Withdrawals. The RMD shall not exceed the RMD amount calculated under the Code and regulations issued thereunder as in effect on the Election Date. In the event of a dispute about the RMD amount, our determination will govern.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of IRAs is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor with regard to the suitability of a Contract as an IRA.
Voting Rights
To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the respective Covered Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
The number of votes that are available will be calculated separately for each Variable Account. That number will be determined by applying the Contractowner’s percentage interest, if any, in a particular Variable Account to the total number of votes attributable to that Variable Account. The Contractowner holds a voting interest in each Variable Account to which Contract Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Covered Funds.
Shares for which we do not receive timely instructions and shares we hold as to which Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	The SEC permits, by an order, the postponement for the protection of Contractowners;
•	The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•	When mandated under applicable law.
Distribution of the Contracts
GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
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The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Funds. Great-West and its affiliates may pay a portion of the compensation received from Covered Funds to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
Rights Reserved by Great-West
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Great-West.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you make to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, Covered Persons, annuitants, beneficiaries, and other payees. Such updates should be communicated in a form and manner satisfactory to us.
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Cyber Security
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Covered Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The statutory financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Available Information
We have filed a Registration Statement (“Registration Statement”) with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.
The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account.
The SAI contains more specific information relating to the Series Account and Great-West, such as:
•	general information;
•	information about Great-West Life & Annuity Insurance Company of New York and the Separate Account;
•	services;
•	withholding; and
•	financial statements.
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For a free copy of the Great-West SecureFoundation® II Statement of Additional Information, mail your request to the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
30

VARIABLE ANNUITY-8 SERIES ACCOUNT
GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
issued by
Great-West Life & Annuity Insurance Company  of New York
489 Fifth Ave., 28th Floor
New York, NY 10017
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2019, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, Colorado 80217-3764, or at (866) 317-6586.
The date of this Statement of Additional Information is
May 1, 2019
i

ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado stock life insurance company. GWL&A is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On January 24, 2019, GWL&A announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions. The Contract will not be impacted by the transaction.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A.     Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
B.    Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Company’s independent auditors and the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The statutory financial statements of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
C.    Principal Underwriter
The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 85.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.

Great-West Life & Annuity Insurance Company of New York

(A wholly owned subsidiary of Great-West Life & Annuity Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2018 and 2017 and

Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows for Each of the Three Years in the Period Ended December 31, 2018 and Report of Independent Registered Public Accounting Firm

Deloitte & Touche LLP 1601 Wewatta Street Suite 400 Denver, CO 80202-3942 USA Tel: 1 303 292 5400 Fax: 1 303 312 4000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York

New York, New York

Opinion on the Statutory Financial Statements

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company) as of December 31, 2018 and 2017, the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “statutory financial statements”). In our opinion, because of the effects of the matters discussed in the following paragraph, the statutory financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1 to the statutory financial statements.

Basis for Opinion

These statutory financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s statutory financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the statutory financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statutory financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the statutory financial statements, the accompanying statutory financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company, as portions of certain expenses represent allocations made from affiliates.

March 26, 2019

We have served as the Company’s auditor since 1981

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2018 and 2017

(In Thousands, Except Share Amounts)

	December 31,
	2018	2017

Admitted assets:

Cash and invested assets:

Bonds	$1,290,067	$1,253,814

Mortgage loans (net of allowances of $20 and $20)	75,980	90,690

Contract loans	20,155	25,411

Cash, cash equivalents and short-term investments	79,548	27,811

Securities lending collateral assets	16,556	—

Other invested assets	5,694	5,982

Total cash and invested assets	1,488,000	1,403,708

Investment income due and accrued	11,878	11,017

Premiums deferred and uncollected	1,964	2,185

Reinsurance recoverable	928	4,250

Deferred income taxes	6,053	5,649

Due from parent and affiliates	2,039	2,514

Other assets	7,434	7,741

Assets from separate accounts	681,575	761,399

Total admitted assets	$2,199,871	$2,198,463

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2018 and 2017

(In Thousands, Except Share Amounts)

	December 31,
	2018	2017

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$1,392,937	$1,320,402

Aggregate reserves for accident and health policies	177	167

Life and accident and health policy and contract claims	2,497	2,452

Liability for deposit-type contracts	1,955	2,191

Provision for policyholders’ dividends	2,600	3,100

Asset valuation reserve	7,938	7,156

Interest maintenance reserve	7,463	8,915

Due to parent and affiliates	3,335	2,539

Payable for securities lending collateral	16,556	—

Current federal income taxes payable to affiliate	227	—

Other liabilities	1,292	2,760

Liabilities from separate accounts	681,452	761,267

Total liabilities	2,118,429	2,110,949

Contingencies (See Note 15)

Capital and surplus:
Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500

Gross paid in and contributed surplus	32,450	32,450

Unassigned funds	46,492	52,564

Total capital and surplus	81,442	87,514

Total liabilities, capital and surplus	$2,199,871	$2,198,463

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Operations

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016

Income:

Premium income and annuity considerations	$267,967	$328,539	$371,134

Net investment income	50,307	47,715	41,570

Amortization of interest maintenance reserve	1,236	1,506	1,876

Commission and expense allowances on reinsurance ceded	101	105	109

Fee income from separate accounts	4,017	3,625	3,156

Other income	10,965	9,572	9,857

Total income	334,593	391,062	427,702

Expenses:

Death benefits	10,778	12,489	8,371

Annuity benefits	10,660	10,222	9,953

Surrender benefits	222,163	193,461	151,560

Increase in aggregate reserves for life and accident and health policies and contracts	72,545	134,474	204,746

Other benefits	221	143	216

Total benefits	316,367	350,789	374,846

Commissions	14,482	15,939	14,929

Other insurance expenses	16,251	14,989	16,439

Net transfers to separate accounts	(10,143)	1,435	20,511

Total benefits and expenses	336,957	383,152	426,725

Net (loss) gain from operations before dividends to policyholders, federal income taxes and net realized capital (losses) gains	(2,364)	7,910	977

Dividends to policyholders	2,132	3,065	2,646

Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized capital (losses) gains	(4,496)	4,845	(1,669)

Federal income tax expense	952	1,716	275

Net (loss) gain from operations before net realized capital (losses) gains	(5,448)	3,129	(1,944)

Net realized capital (losses) gains, less tax benefits of $46, $0 and $0, and transfers to interest maintenance reserve	(176)	—	—

Net (loss) income	$(5,624)	$3,129	$(1,944)

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016

Capital and surplus, beginning of year	$87,514	$86,725	$88,786

Net (loss) income	(5,624)	3,129	(1,944)

Change in net unrealized capital gains, net of income taxes	—	134	24

Change in net deferred income taxes	2,613	(5,876)	2,472

Change in non-admitted assets	(2,271)	4,476	(1,810)

Change in asset valuation reserve	(782)	(1,088)	(807)

Surplus withdrawn from separate accounts	—	6	15

Changes in capital and surplus as a result of separate accounts	(8)	8	(11)

Net change in capital and surplus for the year	(6,072)	789	(2,061)

Capital and surplus, end of year	$81,442	$87,514	$86,725

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016
Operating activities:

Premium income	$267,526	$327,526	$370,310

Investment income received, net of investment expenses paid	50,757	47,769	41,539

Other miscellaneous income received	15,083	13,301	12,830

Benefit and loss related payments	(233,651)	(221,110)	(165,857)

Net transfers to separate accounts	8,903	(3,766)	(20,522)

Commissions, other expenses and taxes paid	(30,893)	(32,292)	(30,929)

Dividends paid to policyholders	(2,632)	(2,865)	(2,846)

Federal income taxes paid, net	(512)	(922)	(3,956)

Net cash provided by operating activities	74,581	127,641	200,569

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	83,327	195,330	240,481

Mortgage loans	19,705	8,674	12,059

Other	394	—	—

Cost of investments acquired:

Bonds	(122,177)	(344,580)	(431,014)

Mortgage loans	(5,000)	—	(6,100)

Other	—	(445)	(6)

Net change in contract loans	26	1,608	(1,281)

Net cash used in investing activities	$(23,725)	$(139,413)	$(185,861)

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2018, 2017 and 2016

(In Thousands)

	Year Ended December 31,
	2018	2017	2016
Financing and miscellaneous activities:

Deposit-type contract withdrawals, net of deposits	$(334)	$(359)	$(449)

Other	1,215	6,761	(2,864)

Net cash provided by (used in) financing and miscellaneous activities	881	6,402	(3,313)

Net increase (decrease) in cash, cash equivalents and short-term investments	51,737	(5,370)	11,395

Cash, cash equivalents and short-term investments:

Beginning of year	27,811	33,181	21,786

End of year	$79,548	$27,811	$33,181

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the “Department”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.    Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement.

A reconciliation of the Company’s capital and surplus and statutory net income between NAIC SAP and practices prescribed by the Department is shown below.

	Statutory Capital and Surplus			Statutory Net Income (Loss)
	December 31,			Year ended December 31,
	2018	2017	2016	2018	2017	2016

New York prescribed basis	$81,442	$87,514	$86,725	$(5,624)	$3,129	$(1,944)

State prescribed practices, ceded reserves

Ceded reserves	1,598	1,266	1,432	332	(166)	356

Current income taxes on ceded reserves	(336)	(443)	(501)	107	58	(125)

NAIC SAP basis	$82,704	$88,337	$87,656	$(5,185)	$3,021	$(1,713)

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with initial remaining maturities of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible credit-related fluctuations in the value of bonds. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•

As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Ceded aggregate reserves and policy and contract claim liabilities are netted against aggregate reserves for life policies and contracts for statutory accounting purposes. Under GAAP, these items are reported as reinsurance recoverable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions are amortized to the call or maturity value/date which produces the lowest asset value.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR are included in net realized capital gains (losses).

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Mortgage loans consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in other liabilities. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market securities that are traded in an active market, and are carried at fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold, but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For bond and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

¡

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

2. Changes in Accounting Principles

In 2009, the NAIC introduced Principle-Based Reserving (“PBR”) as a new method for calculating life insurance policy reserves. PBR will replace the historic formulaic measure with one that more accurately reflects the risks of highly complex products. PBR is effective for 2017; however, companies are permitted to delay implementation until January 1, 2020. The Company will defer implementation and is currently evaluating impact of adoption of PBR on its financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2018	2017	2016

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$10,002	$10,406	$9,825	Other income

Provides recordkeeping services.	GWL&A	2,551	2,423	2,096	Other income

Receives recordkeeping services.	FASCore, LLC (1)	(11,062)	(9,313)	(6,043)	Other income

Receives investment advisory services.	GWL&A	(718)	(639)	(602)	Net investment income

Receives recordkeeping services at cost.	FASCore, LLC (1)	—	—	1,164	Other insurance expenses

(1) A wholly-owned subsidiary of GWL&A.

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2018	2017
GWFS Equities, Inc.(1)	On account	On demand	$2,034	$2,510
Other related party receivables	On account	On demand	5	4

Total			$2,039	$2,514

(1) A wholly-owned subsidiary of GWL&A.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2018	2017
FASCore, LLC (1)	On account	On demand	$2,867	$1,588

GWL&A	On account	On demand	356	726

The Canada Life Assurance Company(2)	On account	On demand	112	221

Other related party payables	On account	On demand	—	4

Total			$3,335	$2,539

(1) A wholly-owned subsidiary of GWL&A.

(2) An indirect wholly-owned subsidiary of Lifeco.

Included in current federal income taxes payable to affiliate at December 31, 2018 is $227 of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in current federal income taxes recoverable from affiliate at December 31, 2017 is $110 of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2018
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$14,493	$85	$340	$14,238

U.S. states, territories and possessions	14,994	1,517	22	16,489

Political subdivisions of states and territories	31,065	2,564	43	33,586

Special revenue and special assessments	6,627	—	32	6,595

Industrial and miscellaneous	1,015,231	5,719	29,017	991,933

Loan-backed and structured securities	207,657	3,025	4,169	206,513

Total bonds	$1,290,067	$12,910	$33,623	$1,269,354

	December 31, 2017
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$13,127	$75	$—	$13,202

U.S. states, territories and possessions	15,856	2,191	—	18,047

Political subdivisions of states and territories	31,086	3,403	—	34,489

Special revenue and special assessments	6,841	420	—	7,261

Industrial and miscellaneous	960,868	19,685	6,052	974,501

Loan-backed and structured securities	226,036	4,786	2,075	228,747

Total bonds	$1,253,814	$30,560	$8,127	$1,276,247

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2018

	Book/adjusted
	carrying value	Fair value

Due in one year or less	$70,086	$70,071

Due after one year through five years	361,476	357,467

Due after five years through ten years	480,741	467,882

Due after ten years	170,107	167,421

Loan-backed and structured securities	207,657	206,513

Total bonds	$1,290,067	$1,269,354

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	December 31,
	2018	2017	2016

Proceeds from sales	$38,025	$144,282	$199,512

Gross realized gains from sales	381	1,542	4,924

Gross realized losses from sales	413	2,960	876

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2018
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$12,312	$340	$—	$—	$12,312	$340

U.S. states, territories and possessions	3,202	22	—	—	3,202	22

Political subdivisions of states and territories	6,365	43	—	—	6,365	43

Special revenue and special assessments	6,516	32	—	—	6,516	32

Industrial and miscellaneous	501,241	14,146	303,241	14,871	804,482	29,017

Loan-backed and structured securities	56,478	632	86,015	3,537	142,493	4,169

Total bonds	$586,114	$15,215	$389,256	$18,408	$975,370	$33,623

Total number of securities in an unrealized loss position		158		114		272

	December 31, 2017
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

Industrial and miscellaneous	$214,866	$2,043	$126,918	$4,009	$341,784	$6,052

Loan-backed and structured securities	55,653	361	54,356	1,714	110,009	2,075

Total bonds	$270,519	$2,404	$181,274	$5,723	$451,793	$8,127

Total number of securities in an unrealized loss position		78		52		130

Bonds - Total unrealized losses and OTTI increased by $25,496, or 314%, from December 31, 2017 to December 31, 2018. The increase in unrealized losses was across all asset classes and reflects higher interest rates at December 31, 2017, compared to December 31, 2017, resulting in lower valuations of these bonds.

Total unrealized losses greater than twelve months increased by $12,685 from December 31, 2017 to December 31, 2018. Industrial and miscellaneous securities account for 81% of the unrealized losses and OTTI greater than twelve months at December 31, 2018. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 19%, or $3,537, of the unrealized losses and OTTI greater than twelve months at December 31, 2018. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 14% and 16% of total invested assets at December 31, 2018 and 2017, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Securities lending

Securities with a cost or amortized cost of $16,588 and estimated fair values of $16,033 were on loan under the program at December 31, 2018. There were no securities on loan at December 31, 2017. The Company received cash of $16,556 as collateral at December 31, 2018.

The following table summarizes the securities on loan by category at December 31, 2018:

	Book/adjusted carrying value	Fair value

Government - Treasury	$12,652	$12,312

Industrial and Miscellaneous	3,936	3,721

Total	$16,588	$16,033

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The cash collateral received of $16,556 was reinvested into short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Restricted Assets

At December 31, 2018 and 2017, the Company had investments with a book/adjusted carrying value of $1,842 and $267, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending agreements in the amount of $16,556 and $0 as of December 31, 2018 and December 31, 2017, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2018 and 2017.

Net Investment Income

The following table summarizes net investment income:

	Year Ended December 31,
	2018	2017	2016

Bonds	$45,776	$42,163	$35,770

Mortgage loans	3,486	4,396	4,855

Contract loans	838	1,079	1,154

Cash, cash equivalents and short-term investments	624	382	74

Other invested assets	267	270	272

Miscellaneous income	34	64	47

Gross investment income	51,025	48,354	42,172

Expenses	(718)	(639)	(602)

Net investment income	$50,307	$47,715	$41,570

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes net realized capital (losses) gains on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2018	2017	2016

Net realized capital (losses) gains, before federal income tax	$(495)	$(1,180)	$4,012
Less: Federal income tax (benefit) expense	(103)	(413)	(1,404)

Net realized capital (losses) gains, before IMR transfer	(392)	(767)	2,608
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) of ($57), ($413) and $1,404, respectively	(216)	(767)	2,608

Net realized capital (losses) gains, net of federal income (benefit) tax of ($46), $0 and $0, respectively, and IMR transfer	$(176)	$—	$—

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2018	2017

Industrial and miscellaneous	80%	82%

	Concentration by industry
	December 31,
	2018	2017

Financial services	25%	25%

Mortgage Loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $76,000 and $90,710 as of December 31, 2018 and 2017, respectively. All mortgages were current as of December 31, 2018 and 2017.

The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2018 were 4.31%. During 2018, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 48%. There were no new fundings during the year ended December 31, 2017.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017

Beginning balance	$20	$74

Recoveries of amounts previously charged off	—	(54)

Ending balance	$20	$20

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2018	2017

Multi-family	38%	32%

Retail	25%	22%

Industrial	21%	38%

Office	14%	6%

Other	2%	2%

	100%	100%

	Concentration by geographic area
	December 31,
	2018	2017

Pacific	56%	61%

South Atlantic	17%	15%

East North Central	13%	11%

Middle Atlantic	7%	7%

West North Central	7%	—%

Mountain	—%	6%

	100%	100%

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2018

Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$1,269,354	$1,290,067	$—	$1,269,354	$—	$—	$1,269,354

Mortgage Loans	76,552	75,980	—	76,552	—	—	76,552

Cash, cash equivalents and short-term investments	79,548	79,548	79,548	—	—	—	79,548

Contract loans	20,166	20,155	—	20,166	—	—	20,166

Other long term invested assets	5,640	5,349	—	5,640	—	—	5,640

Securities lending reinvested collateral assets	16,556	16,556	—	16,556	—	—	16,556

Receivable for securities	345	345	—	345	—	—	345

Separate accounts assets	681,575	681,575	678,545	265	—	2,765	681,575

Total assets	$2,149,736	$2,169,575	$758,093	$1,388,878	$—	$2,765	$2,149,736

Liabilities:

Deposit-type contracts	$1,952	$1,955	$—	$1,952	$—	$—	$1,952

Payable under securities lending agreement	16,556	16,556	—	16,556	—	—	16,556

Payable for securities	152	152	—	152	—	—	152

Total liabilities	$18,660	$18,663	$—	$18,660	$—	$—	$18,660

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2017
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Total (All Levels)

Bonds	$1,276,247	$1,253,814	$—	$1,276,247	$—	$1,276,247

Mortgage Loans	93,720	90,690	—	93,720	—	93,720

Cash, cash equivalents and short-term investments	27,811	27,811	27,811	—	—	27,811

Contract loans	25,426	25,411	—	25,426	—	25,426

Other long term invested assets	6,002	5,394	—	6,002	—	6,002

Receivable for securities	588	588	—	588	—	588

Separate accounts assets	761,399	761,399	757,863	3,536	—	761,399

Total assets	$2,191,193	$2,165,107	$785,674	$1,405,519	$—	$2,191,193

Liabilities:

Deposit-type contracts	$2,193	$2,191	$—	$2,193	$—	$2,193

Total liabilities	$2,193	$2,191	$—	$2,193	$—	$2,193

Bonds

The fair values for bonds are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligors. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

The Company believes the fair value of contract loans approximates book value. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company believes the fair value of contract loans approximates carrying value.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Separate account assets

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair Value Hierarchy

The following tables present the Company’s financial assets carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2018
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Separate account assets (1)	$678,545	$265	$—	$2,765	$681,575

Total assets at fair value	$678,545	$265	$—	$2,765	$681,575

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date
	December 31, 2017
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Separate account assets (1)	$757,863	$3,536	$—	$—	$761,399

Total assets at fair value	$757,863	$3,536	$—	$—	$761,399

(1)	Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2018			December 31, 2017
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Contract loans	$20,166	$11	$20,155	$25,426	$15	$25,411

Premiums deferred and uncollected	1,970	6	1,964	2,195	10	2,185

Deferred income taxes	13,923	7,870	6,053	11,310	5,661	5,649

Other assets	7,896	462	7,434	8,132	392	7,741

Total	$43,955	$8,349	$35,606	$47,063	$6,078	$40,986

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

7. Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2018		December 31, 2017
Type	Gross	Net of loading	Gross	Net of loading

Ordinary new business	$9	$1	$11	$1

Ordinary renewal business	2,228	1,963	2,476	2,184

Total	$2,237	$1,964	$2,487	$2,185

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. On existing business, the Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retains 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life. For new business-owned life insurance policies, the Company retains 100% of the first $250 per individual life. New term and business-owned life insurance policies are reinsured to GWL&A. The Company does not assume new business under reinsurance agreements.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2018 and 2017 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	3.50% to 11.25%

	- Disability	3.00% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

	- Annuity Funds	Various annuity valuation tables, primarily including the 71 and 83a Individual Annuitant Mortality (“IAM”), Annuity 2000, and the 1971 and 1983 Group Annuity Mortality (“GAM”) Table

Morbidity	- Disability	Various disability tables, primarily including 58 and 80 CSO, 64 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2018 and 2017, the Company had $745,357 and $769,848, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

	December 31, 2018
	General Account	Separate Account Nonguaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$354	$—	$354	—%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	632,537	632,537	47.3%

Total with adjustment or at market value	354	632,537	632,891	47.3%

At book value without adjustment (minimal or no charge or adjustment)	7,841	—	7,841	0.6%

Not subject to discretionary withdrawal	697,629	—	697,629	52.1%

Total gross	705,824	632,537	1,338,361	100.0%

Reinsurance ceded	20	—	20

Total, net	$705,804	$632,537	$1,338,341

	December 31, 2017
	General Account	Separate Account Nonguaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$274	$—	$274	—%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	722,432	722,432	51.7%

Total with adjustment or at market value	274	722,432	722,706	51.7%

At book value without adjustment (minimal or no charge or adjustment)	8,123	—	8,123	0.6%

Not subject to discretionary withdrawal	666,640	—	666,640	47.7%

Total gross	675,037	722,432	1,397,469	100.0%

Reinsurance ceded	—	—	—

Total, net	$675,037	$722,432	$1,397,469

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following information is obtained from the applicable exhibit in the Company’s December 31, 2018 and 2017 annual statements and related separate account annual statement, both of which are filed with the Division and is provided to reconcile annuity reserves and deposit funds to amounts reported in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:

	December 31,
	2018	2017

Life and Accident and Health Annual Statement (net of reinsurance):

Annuities included in aggregate reserve for life policies and contracts	$703,471	$672,350

Supplementary contracts with life contingencies included in aggregate reserve for life policies and contracts	378	496

Liability for deposit-type contracts	1,955	2,191

Sub-total general account	705,804	675,037

Separate Accounts Annual Statement:

Annuities included in aggregate reserve for life policies and contracts	632,537	722,432

Total	$1,338,341	$1,397,469

10. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2018. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2018 and 2017, the Company’s separate account assets that are legally insulated from the general account claims are $681,575 and $761,399, respectively.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2018	2017

Premiums, considerations or deposits	$110,705	$101,643

Reserves:

For accounts with assets at:

Fair value	$664,248	$752,766

Total reserves	$664,248	$752,766

By withdrawal characteristics:

At fair value	$664,248	$752,769

Total subject to discretionary withdrawals	$664,248	$752,769

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2018	2017	2016
Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$110,705	$101,643	$99,726

Transfers from separate accounts	(150,178)	(115,482)	(104,600)

Net transfers from separate accounts	(39,473)	(13,839)	(4,874)

Reconciling adjustments:

Net transfer of reserves to separate accounts	29,330	15,274	25,385

Net transfers as reported in the Statements of Operations	$(10,143)	$1,435	$20,511

11. Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2018 and 2017.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. The Company may pay up to $0 of dividends during the year ended December 31, 2019 without the approval of the Superintendent. Dividends are non-cumulative.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2018	2017

Unrealized gains	$801	$801

Non-admitted assets	(8,349)	(6,078)

Asset valuation reserve	(7,938)	(7,156)

Separate account business	139	148

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

12. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset (liability):

	December 31, 2018			December 31, 2017			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$14,937	$608	$15,545	$11,955	$469	$12,424	$2,982	$139	$3,121

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	14,937	608	15,545	11,955	469	12,424	2,982	139	3,121

Deferred tax assets non-admitted	(7,536)	(334)	(7,870)	(5,544)	(117)	(5,661)	(1,992)	(217)	(2,209)

Net admitted deferred tax asset	7,401	274	7,675	6,411	352	6,763	990	(78)	912

Gross deferred tax liabilities	(1,622)	—	(1,622)	(1,114)	—	(1,114)	(508)	—	(508)

Net admitted deferred tax asset	$5,779	$274	$6,053	$5,297	$352	$5,649	$482	$(78)	$404

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following tables present the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2018			December 31, 2017			Change

		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	5,779	274	6,053	5,297	352	5,649	482	(78)	404

	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	5,779	274	6,053	5,297	352	5,649	482	(78)	404

	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold			11,308			12,280			(972)

(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	1,622	—	1,622	1,114	—	1,114	508	—	508

	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$7,401	$274	$7,675	$6,411	$352	$6,763	$990	$(78)	$912

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2018	2017

Ratio percentage used to determine recovery period and threshold limitation amount	806.12%	931.85%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$75,389	$82,270

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table presents the impact of tax planning strategies:

	December 31, 2018		December 31, 2017		Change

	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$14,937	$608	$11,955	$469	$2,982	$139

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$7,401	$274	$6,411	$352	$990	$(78)

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,

	2018	2017	Change

Current income tax	$952	$1,716	$(764)

Federal income tax (benefit) on net capital gains	(103)	(413)	310

Total	$849	$1,303	$(454)

	Year Ended December 31,

	2017	2016	Change

Current income tax	$1,716	$275	$1,441

Federal income tax (benefit) on net capital gains	(413)	1,404	(1,817)

Total	$1,303	$1,679	$(376)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,

Deferred income tax assets:	2018	2017	Change

Ordinary:

Reserves	$6,261	$3,624	$2,637

Deferred acquisition costs	6,899	6,289	610

Provision for dividends	546	651	(105)

Compensation and benefit accrual	184	227	(43)

Receivables - non-admitted	77	79	(2)

Tax credit carryforward	830	980	(150)

Other	140	105	35

Total ordinary gross deferred tax assets	14,937	11,955	2,982

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	14,937	11,955	2,982

Non-admitted ordinary deferred tax assets	(7,536)	(5,544)	(1,992)

Admitted ordinary deferred tax assets	7,401	6,411	990

Capital:

Investments	608	468	140

Total capital gross deferred tax assets	608	468	140

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	608	468	140

Non-admitted capital deferred tax assets	(334)	(117)	(217)

Admitted capital deferred tax assets	274	351	(77)

Total admitted deferred tax assets	$7,675	$6,762	$913

Deferred income tax liabilities:

Ordinary:

Investments	$(304)	$(158)	$(146)

Premium receivable	(412)	(459)	47

Policyholder Reserves	(906)	(496)	(410)

Total ordinary deferred tax liabilities	(1,622)	(1,113)	(509)

Net admitted deferred income tax asset	$6,053	$5,649	$404

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,

	2018	2017	Change

Total deferred income tax assets	$15,545	$12,423	$3,122

Total deferred income tax liabilities	(1,622)	(1,113)	(509)

Net deferred income tax asset	$13,923	$11,310

Tax effect of unrealized capital gains (losses)			—

Change in net deferred income tax			$2,613

	December 31,

	2017	2016	Change

Total deferred income tax assets	$12,423	$18,424	$(6,001)

Total deferred income tax liabilities	(1,113)	(1,183)	70

Net deferred income tax asset	$11,310	$17,241

Tax effect of unrealized capital gains (losses)			55

Change in net deferred income tax			$(5,876)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,

	2018	2017	2016

Income tax expense at statutory rate	$(991)	$1,696	$(585)

Federal tax rate change	—	6,887	—

Tax adjustment for interest maintenance reserve	(260)	(527)	(657)

Income tax (benefit) on realized capital gain (loss)	(57)	(413)	1,404

Dividend received deduction	(236)	(256)	(207)

Prior year adjustment	(152)	(159)	(178)

Tax credits	(136)	(82)	(587)

Tax effect of non-admitted assets	(12)	23	(2)

Other	79	10	19

Total	$(1,765)	$7,179	$(793)

	2018	2017	2016

Federal income taxes incurred	$848	$1,303	$1,679

Change in net deferred income taxes	(2,613)	5,876	(2,472)

Total income tax expense (benefit)	$(1,765)	$7,179	$(793)

On December 22, 2017, H.R. 1, the Tax Reconciliation Act (the “Act”), was enacted. The legislation, which is generally effective for tax years beginning on January 1, 2018, represents significant U.S. tax reform and revises the Internal Revenue Code by, among other items, lowering the federal corporate income tax rate from 35% to 21% and modifying how the U.S. taxes multinational entities. Further, the Act changed how tax basis policy reserves, capitalized specified policy acquisition expenses, and the company’s share of the dividends received deduction and tax exempt interest are to be calculated.

Shortly after enactment, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 118 (“SAB 118”) which provided US GAAP guidance on the accounting for the Act’s impact at December 31, 2017. A reporting entity could recognize

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

provisional amounts, where the necessary information was not available, prepared or analyzed (including computations) in reasonable detail or where additional guidance was needed from the taxing authority to determine the appropriate application of the Act. A reporting entity’s provisional impact analysis was to be adjusted within the 12 month measurement period provided for under SAB 118. The Statutory Accounting Working Group subsequently provided informal interpretative guidance allowing for statutory accounting conformity with the SAB 118 US GAAP guidance.

The Company’s accounting for the income tax effects of the Act is complete as of the period ended December 31, 2018, and no material measurement period adjustments were recognized during the 2018 reporting period.

As of December 31, 2018 the Company had no operating loss carryforwards available for tax purposes.

During the years ended December 31, 2010 through December 31, 2017 the Company generated foreign tax credit carryforwards of $829. These credits will begin to expire in 2020.

There were no income taxes incurred for years ended December 31, 2018, 2017, and 2016 that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

Emjay Corporation

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Advisory Company, LLC

Putnam Fiduciary Trust Company

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

FASCore, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Great-West Life & Annuity Insurance Company (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2018 or 2017. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2018, 2017 and 2016.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to tax examinations by the I.R.S. for years 2014 and prior. Tax years 2015 through 2017 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local tax audits.

The Company does not have any outstanding AMT credits as of the filing of the 2017 tax return.

The Company does not have any foreign operations as of the periods ended December 31, 2017 and December 31, 2018 and therefore is not subject to the Repatriation Transition Tax or the tax on Global Intangible Low-Taxed Income.

13. Participating Insurance

Premiums paid, net of reinsurance, under individual participating policies were 8%, 6% and 6% of total individual premiums earned during the years ended December 31, 2018, 2017 and 2016, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $2,132, $3,065 and $2,646 to its policyholders during the years ended December 31, 2018, 2017 and 2016, respectively.

14. Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2018, 2017, or 2016. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had concentrations of 96% for the year ended December 31, 2018 and 98% for the years ended December 31, 2017 and 2016.

15. Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company’s financial position, results of operations, or cash flows.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2018

(In Thousands)

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 26, 2019, the date on which they were issued.

On January 24, 2019, the Company announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business. The transaction is in its initial stage, and is expected to close in the first half of 2019 subject to regulatory and customary closing conditions. On the closing date of the proposed transaction, the Company will transfer to Protective assets equal to the statutory liabilities being insured and will receive a ceding commission (subject to post-closing adjustments) from Protective in consideration of the transferred business.

Variable Annuity-8 Series Account

of Great-West Life & Annuity

Insurance Company of New York

Annual Statement for the Year Ended

December 31, 2018 and Report of Independent

Registered Public Accounting Firm

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

INVESTMENT DIVISIONS

GREAT-WEST SECUREFOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$451,667

Total assets	451,667

NET ASSETS	$451,667

NET ASSETS REPRESENTED BY:
Accumulation units	$451,667

ACCUMULATION UNITS OUTSTANDING	40,098

UNIT VALUE (ACCUMULATION)	$11.26

(1) Cost of investments:	$506,258
Shares of investments:	51,384

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

INVESTMENT DIVISIONS

GREAT-WEST SECUREFOUNDATION® BALANCED FUND

INVESTMENT INCOME:
Dividends	$16,174

NET INVESTMENT INCOME (LOSS)	16,174

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	8,719
Realized gain distributions	24,605

Net realized gain (loss) on investments	33,324

Change in net unrealized appreciation (depreciation) on investments	(73,810)

Net realized and unrealized gain (loss) on investments	(40,486)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,312)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2018 AND 2017

INVESTMENT DIVISIONS

	GREAT- WEST SECUREFOUNDATION® BALANCED FUND
	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,174	$14,035
Net realized gain (loss) on investments	33,324	18,672
Change in net unrealized appreciation (depreciation) on investments	(73,810)	19,547

Increase (decrease) in net assets resulting from operations	(24,312)	52,254

CONTRACT TRANSACTIONS:
Purchase payments	1,309	1,308
Transfers for contract benefits and terminations		(17,872)
Net transfers	35,446	99,611
Contract charges	(5,335)	(4,771)

Increase (decrease) in net assets resulting from contract transactions	31,420	78,276

Total increase (decrease) in net assets	7,108	130,530

NET ASSETS:
Beginning of period	444,559	314,029

End of period	$451,667	$444,559

CHANGES IN UNITS OUTSTANDING:
Units issued	13,643	14,857
Units redeemed	(11,077)	(7,355)

Net increase (decrease)	2,566	7,502

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of several investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2018, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

Application of Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and there was no impact to the financial statements.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

Investment Division	Purchases	Sales
Great-West SecureFoundation® Balanced Fund	$203,941	$131,742

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is currently being waived.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00% to 1.00%, depending on the contract. This charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

GREAT-WEST SECUREFOUNDATION® BALANCED FUND (Effective date 06/30/2016)
2018	40	$11.26	to	$11.26	$452	3.58%	0.00%	to	0.00%	(4.91)%	to	(4.91)%
2017	38	$11.84	to	$11.84	$445	3.34%	0.00%	to	0.00%	13.27%	to	13.27%
2016	30	$10.46	to	$10.46	$314	2.11%	0.00%	to	0.00%	4.57%	to	4.57%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company of New York (the “Series Account”) as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with mutual fund companies; when replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2019

We have served as the auditor of one or more Great-West Life investment company separate accounts since 1981.

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
Financial Statements
(a)	The balance sheets of Great-West Life & Annuity Insurance Company of New York (the “Depositor”) as of December 31, 2018 and 2017, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2018, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.
(b)	Exhibits
	(1)	Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed May 5, 2015 (File No. 333-203855).
	(2)	Not applicable.
	(3)	Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(4)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333- 203855).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(6)	(a) The Charter of Depositor is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(7)	Not Applicable.
	(8)	(a) Fund Participation Agreement between Registrant and Great-West Funds, Inc. and Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203855).
	(9)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333- 203855).
	(10)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
	(10)	(b) Written Consent of Deloitte & Touche LLP is filed herewith.
	(11)	Not Applicable.
	(12)	Not Applicable.
	(13)	Powers of Attorney for Directors Alazraki, Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Ryan, Jr., Selitto, and Walsh are filed herewith.
Item 25. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(3)	Chairman of the Board

Name	Principal Business Address	Positions and Offices with Depositor
M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director
J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director
A.R. Desmarais	(3)	Director
P.G. Desmarais, Jr.	(3)	Director
S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(1)	President and Chief Executive Officer
R.K. Shaw	(1)	President, Individual Markets
Scott C. Sipple	(1)	President, Great-West Investments
J.F. Bevacqua	(1)	Chief Risk Officer
E.P. Friesen	(1)	Chief Investment Officer, General Account
J.W. Knight	(1)	Senior Vice President and Chief Technology Officer
D.G. Peterson	(1)	Chief Information Security Officer
K.I. Schindler	(2)	Chief Compliance Officer
R.G. Schultz	(2)	General Counsel, Chief Legal Officer, and Secretary
W.J. McDermott	(1)	Senior Vice President, Empower Large/Mega/Not-for-Profit
D.G. McLeod	(1)	Senior Vice President, Products
D.A. Morrison	(1)	Senior Vice President, Government Markets
J.M. Smolen	(1)	Senior Vice President, Empower Core Market
C.E. Waddell	(1)	Senior Vice President, Retirement Solutions
M.B. Harger	(1)	Vice President, Empower Client Services
T.E. Homenuik	(1)	Vice President and Corporate Actuary
S.M. Gile	(1)	Vice President, Individual Markets
J. Nyhouse	(1)	Vice President, Internal Audit
K.S. Roe	(1)	Vice President, Treasurer and Principal Accounting Officer
F. Peurye	(1)	Vice President, Taxation
R.L. Logsdon	(2)	Associate General Counsel & Associate Secretary
B.R. Hudson	(2)	Senior Counsel and Assistant Secretary
D.C. Larsen	(2)	Senior Counsel and Assistant Secretary
K.S. Noble	(2)	Secretary, Audit Committee
(1)    8515 East Orchard Road, Greenwood Village, Colorado 80111.
(2)    8525 East Orchard Road, Greenwood Village, Colorado 80111.

(3)    Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2018
The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2018
I.	OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.11% - Power Corporation of Canada
The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2018 417,101,146 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 905,648,866.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 48,697,962 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 535,343,012 or 59.11% of the total voting rights attached to the shares of PCC.
II.	OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
67.788% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
67.788% - Great-West Lifeco Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
67.788% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017 I, LLC
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (22% owned by The Canada Life Assurance Company, 55% owned by The Great-West Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% EverWest Real Estate Investors, LLC
100.0% EverWest Advisors, LLC
100.0% EverWest Advisors AZ, LLC
100.0% EW Manager LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc.
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
55.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc., 22% owned by The Canada Life Assurance Company)
26.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 16% owned by The Canada Life Insurance Company of Canada and 5% owned by The Canada Life Assurance Company)
20.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 30% owned by The Canada Life Insurance Company of Canada and 10% owned by The Canada Life Assurance Company)
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.

0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust
70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% - 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership ((99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 555 Robson Holding Ltd. ((75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.04% - 7420928 Manitoba Limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% - 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership ((99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
24.99% - 7420928 Manitoba Limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
53.0% - 2148902 Alberta Ltd. (26% owned by the Great-West Life & Annuity Insurance Company, 16% owned by the Canada Life Insurance Company of Canada and 5% owned by the Canada Life Assurance Company)
40.0% - 2157113 Alberta Ltd. (20% owned by the Great-West Life & Annuity Insurance Company, 30% owned by the Canada Life Insurance Company of Canada and 10% owned by the Canada Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
73.57% - London Reinsurance Group, Inc. (26.43% owned by London Life Insurance Company)
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
26.43% - London Reinsurance Group Inc. (73.57% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.

100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
24.99% - 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
5.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 16% by The Canada Life Insurance Company of Canada)
10.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 30% by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life Group Holdings Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life and General Reinsurance dac
100.0% - Canada Life Dublin dac
100.0% -CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - MGM Advantage Life Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Penpro Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - ILP Pension Trustees DAC
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Stephen Court Limited
100.0% - Tredwell Associates Limited
100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - Canada Life France (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
22.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc., 55% owned by The Great-West Life Assurance Company)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - The Canada Life Insurance Company of Canada
24.99% - 7420928 Manitoba limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.04% interest)
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 5% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 10% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests

100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
61.412% - IGM Financial Inc. (direct and indirect 65.246%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - I.G. Investment Corp.
100.0% - 10206903 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
100.0% - MGELS Fund Management (Canada) Ltd.
13.9% - China Asset Management Co., Ltd.
100.0% - MGELS Fund Management (Cayman) Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.5% - Portag3 Ventures LP
26.79% - Springboard LP
53.0% - Springboard LP
83.2% - WealthSimple Financial Corp.
29.3% - Springboard II LP
19.8% - Personal Capital Corporation
33.3% - Portag3 Ventures II Affiliates LP
46.96% - Portag3 ventures II LP
E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.515% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG
50.83% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
11.8% - Pernod Ricard (7.5% in capital)
17.6% - Umicore
19.8% - Ontex
0.4% - LTI One SA
96.5% - FINPAR II SA
0.1% - Groupe Bruxelles Lambert
0.1% - Ontex
90.2% - FINPAR III SA
0.1% - Groupe Bruxelles Lamber

0.1% - GEA
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
Capital
67.5% - Imerys (53.8% in capital)
100.0% - Brussels Securities SA
Capital
99.6% - LTI One SA
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
1.0% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - GBL Verwaltung SA.
Capital
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l.
100.0% - GBL Energy S.á.r.l.
Capital
1.24% - Total (0.6% in capital)
100.0% - Serena S.á.r.l.
Capital
16.6% - SGS
100.0% - Eliott Capital S.á.r.l.
Capital
9.4% - LafargeHolcim
100.0% - Sienna Capital S.á.r.l
Capital
10.8% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 Millésime 1 FPCI
29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF
17.2% - Kartesia Credit Opportunities IV SCS

22.2% - Kartesia Management SA
50.0% - Ergon Capital Partners SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
15.1% - Mérieux Participations SAS
37.7% - Mérieux Participations 2 SAS
78.4% - PrimeStone Capital Fund ICAV
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
100.0% - Sienna Capital International Ltd.
34.9% - KKR Sigma Co-Invest II L.P.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
Capital
21.2% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
Capital
8.4% - GEA
100.0% - Theo Capital S.á.r.l
Capital
7.8% - adidas
100.0% - Owen Capital S.á.r.l
3.5% - FINPAR II SA
4.4% - FINPAR III SA
F.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
100.0% - Power Pacific Investment Management Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) GP Inc.
100.0% - GP interest in Sagard China Absolute Return A Share Fund (Canada) LP
100.0% - Power Pacific Investment Management (Ireland) Limited
G.	Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.

100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
70.0% - 7 Saint-Jacques GP Inc.
0.01% 7 Saint-Jacques Limited Partnership
49.99% - 7 Saint-Jacques Limited Partnership
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
14.88% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
64.0% - Potentia MN Solar Fund I, LLC
75.0% - Paintearth Wind Project LP
75.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% - Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
54.8% - Eagle Creek Renewable Energy, LLC
60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.0% - Sternberg Lanterns, Inc.
100.0% - Fluxwerx Illumination Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
43.8% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International
100.0% - 9808655 Canada Inc.
100.0% - 9958363 Canada Inc.
100.0% - Sagard Holdings Participation US LP
25.0% - Sagard Holdings ULC
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Portag3 ventures II GP Inc.
100.0% - Portage3 Ventures II LP
75.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
17.96% - Sagard Credit Partners, LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
22.0% - GP Strategies Corp.
11.9% - Jaguar Health Inc.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC.
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC

100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Squart Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerigue Inc.
100.0% - 10206938 Canada Inc.
100.0% - 9214470 Canada Inc.
100.0% - 10322105 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
100.0% - 10206920 Canada Inc.
50.0% - 1004096 Canada Inc. (“workopolis”)
100.0% - 10322091 Canada Inc.
H.	Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
19.65% - Springboard L.P.
83.2% - WealthSimple Financial Corp. (81.7% equity)
100.0% - Wealthsimple Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Inc.
100.0% - Wealthsimple Technologies, Inc.
100.0% - ShareOwner Mutual Fund Dealer Inc.
99.96% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd.
29.3% - Springboard II LP
63.4% - Koho Financial Inc.

100.0% - PFC Ventures Inc.
100.0% - Portag3 Ventures GP Inc.
100.0% - 9194649 Canada Inc.
100.0% - Portag3 Ventures Participation ULC
62.9% - Portag3 Ventures L.P.
100.0% - Portag3 International Investments Inc.
26.79% - Springboard L.P.
20.0% - 11066498 Canada Inc.
20.0% - 11066510 Canada Inc.
9.41% - Collage Inc.
4.44% - dfuse Platform Inc. (EOS Canada Inc.)
4.41% - Nesto Inc.
4.22% - Breathe Life Inc.
2.59% - Dialogue Technologies Inc.
12.02% - Springboard II LP
53.46% - Springboard III, LP
68.06% - Diagram Ventures, LP
80.0% - 11066498 Canada Inc.
80.0% - 11066510 Canada Inc.
40.78% - Collage Inc.
22.97% - Nesto Inc.
24.40% - Dialogue Technologies Inc.
26.66% - dfuse Platform Inc. (EOS Canada Inc.)
21.60% - Breathe Life Inc.
33.33% - Portag3 Ventures II Affiliates L.P.
46.96% - Portag3 ventures II L.P.
100.00% - Portag3 Ventures II International Investments Inc.
46.54% - Springboard III, LP.
6.57% - Dialogue Technologies Inc.
50.0% - Diagram Ventures GP Inc. (9629262 Canada Inc.)

Item 27. Number of Contract Owners
As of March 27, 2019, there were no owners of Contracts offered by the Registrant by means of the prospectus contained herein.
Item 28. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the laws of the State of New York and the Bylaws of Great-West of New York whereby Great-West of New York may indemnify a director, officer or controlling person of Great-West of New York against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
New York Business Corporation Law
Section 719. Liability of directors in certain cases
(a)	Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:
	(1)	The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).
	(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).
	(3)	The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).
	(4)	The making of any loan contrary to section 714 (Loans to directors).
(b)	A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.
(c)	Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:
	(1)	Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.
	(2)	Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.
	(3)	Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph (a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.
	(4)	Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.
(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.
(f)	This section shall not affect any liability otherwise imposed by law upon any director.
Section 720. Action against directors and officers for misconduct.
(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:
	(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:
		(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.
		(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.
		(C)	In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.
	(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.
	(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.
(b)	An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders' derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.
(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.
The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Section 722. Authorization for indemnification of directors and officers.
(a)	A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.
(b)	The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.
(c)	A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)	For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
Section 723. Payment of indemnification other than by court award.
(a)	A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.
(b)	Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:
	(1)	By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,
	(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;
		(A)	By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or
		(B)	By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.
(c)	Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.
Section 724. Indemnification of directors and officers by a court.
(a)	Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:
	(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or
	(2)	To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.
(b)	The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)	Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.
Section 725. Other provisions affecting indemnification of directors and officers.
(a)	All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.
(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:
(1) That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;
(2) That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or
(3) If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.
(c)	If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.
(d)	If any action with respect to indemnification of directors and officers is taken by way of amendment of the bylaws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.
(e)	Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.
(f)	The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).
Section 726. Insurance for indemnification of directors and officers.
(a)    Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:
(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

	(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and
	(3)	To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.
(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:
	(1)	if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or
	(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.
(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.
(d)	The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.
(e)	This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.
Bylaws of Great-West of New York
ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Financial Services pursuant to Section 1216 of the New York Insurance Law.
Item 29. Principal Underwriter
(a)	GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (“GWL&A”), Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”), Variable Annuity-2 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A NY, Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.
(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President
R.J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
S.M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
T.L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Senior Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-
Item 30. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings and Representations
(a)	Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
(d)	The Depositor, Great-West Life & Annuity Insurance Company of New York, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company of New York.
(e)	Great-West Life & Annuity Insurance Company of New York represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado, on this 25th day of April, 2019.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Andra S. Bolotin
Andra S. Bolotin President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK (Depositor)
By:	/s/ Andra S. Bolotin
Andra S. Bolotin President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 25, 2019
R. Jeffrey Orr*
/s/ Andra S. Bolotin	President and Chief Executive Officer	April 25, 2019
Andra S. Bolotin
/s/ Kara S. Roe	Principal Accounting Officer and Treasurer	April 25, 2019
Kara S. Roe
/s/ Marcia D. Alazraki	Director	April 25, 2019
Marcia D. Alazraki*
/s/ John L. Bernbach	Director	April 25, 2019
John L. Bernbach*
/s/ André R. Desmarais	Director	April 25, 2019
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 25, 2019
Paul G. Desmarais, Jr.*
/s/ Stuart Z. Katz	Director	April 25, 2019
Stuart Z. Katz*
/s/ T. Timothy Ryan, Jr.	Director	April 25, 2019
T. Timothy Ryan, Jr.*
/s/ Jerome J. Selitto	Director	April 25, 2019
Jerome J. Selitto*

Signature		Title	Date
/s/ Brian E. Walsh		Director	April 25, 2019
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	April 25, 2019
Ryan L. Logsdon